UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2026

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 17, 2026, Simmons First National Corporation (“Company” or “Simmons”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that its board of directors authorized a new stock repurchase program (“New Program”) under which the Company may repurchase up to $175,000,000 of its Class A common stock (“Common Stock”) currently issued and outstanding. The New Program will be executed in accordance with Rule 10b-18 under the Securities Exchange Act of 1934 (“Exchange Act”) and will terminate on January 31, 2028 (unless terminated sooner). The New Program replaces the Company’s stock repurchase program that was originally authorized in January 2024 and that terminated on January 31, 2026. Under the New Program, the Company may repurchase shares of its Common Stock through open market and privately negotiated transactions or otherwise (including, but not limited to, pursuant to a trading plan in accordance with Exchange Act Rule 10b5-1). The timing, pricing, and amount of any repurchases under the New Program will be determined by the Company’s management at its discretion based on a variety of factors, including, but not limited to, trading volume and market price of the Common Stock, corporate considerations, the Company’s working capital and investment requirements, general market and economic conditions, and legal requirements. The New Program does not obligate the Company to repurchase any Common Stock and may be modified, discontinued, or suspended at any time without prior notice.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, profitability, and stock repurchase program. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date hereof. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, credit quality, interest rates, loan demand, deposit flows, the assumptions used in making the forward-looking statements, the securities markets generally and the price of Simmons common stock specifically, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional factors are included in Simmons First National Corporation’s Forms 10-K for the year ended December 31, 2024, and 10-Q for the quarter ended September 30, 2025, which have been filed with, and are available from, the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated February 17, 2026

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: February 17, 2026	C. Daniel Hobbs, EVP and Chief Financial Officer